UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Sec. 13 or 15(d) of the
                        Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                September 26, 2005

Morgan Stanley ABS Capital I Inc. (as Depositor under the Pooling and Servicing Agreement, dated as of August 1, 2005 providing for the issuance of IXIS Real Estate Mortgage Capital Trust 2005-HE3 Mortgage Pass-Through Certificates, Series 2005-HE3)

                        MORGAN STANLEY ABS CAPITAL I INC.
             (Exact name of registrant as specified in its charter)


           Delaware                333-121914-07              13-3939229
(State or other jurisdiction       (Commission             (IRS Employer
     of incorporation)             File Number)          Identification No.)

                              1585 Broadway, 2nd Floor
                               New York, NY 10036
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212)761-4000

                                       N/A
         (Former name or former address, if changed since last report.)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.1   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of IXIS Real Estate Mortgage Capital Trust 2005-HE3 Mortgage Pass-Through Certificates, Series 2005-HE3 pursuant to the terms of the Pooling and Servicing Agreement, dated as of August 1, 2005 among Morgan Stanley ABS Capital I Inc., as Depositor, IXIS Real Estate Capital Inc., as Unaffiliated Seller, Countrywide Home Loans Servicing LP and Saxon Mortgage Services, Inc., as Servicers, JPMorgan Chase Bank, N.A., as Master Servicer, Securities Adminstrator and Swap Administrator, and Deutsche Bank National Trust Company, as Trustee and Custodian.

  On September 26, 2005 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.

Item 9.1 Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on September 26, 2005 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        IXIS Real Estate Mortgage Capital Trust 2005-HE3
        Mortgage Pass-Through Certificates,  Series 2005-HE3

              JPMORGAN CHASE BANK N.A., not in its individual capacity but solely as Master Servicer, Securities Adminstrator and Swap Administrator under the Agreement referred to herein

     By: /s/  Thomas Venusti
              --------------------------------------------
              Thomas Venusti
              Assistant Vice President

Date: October 6, 2005

                               EXHIBIT INDEX

      Exhibit            Description

        99.1             Monthly Certificateholder Statement on
                         September 26, 2005

Exhibit 99.1
Monthly Certificateholder Statement on September 26, 2005


                      IXIS Real Estate Capital Trust 2005-HE3
                         Statement To Certificateholders
                                September 26, 2005

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal          Interest       Total        Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1        212,182,000.00     212,182,000.00    3,407,426.85     615,759.59     4,023,186.44    0.00     0.00      208,774,573.15
A2        245,500,000.00     245,500,000.00    7,404,012.24     695,878.34     8,099,890.58    0.00     0.00      238,095,987.76
A3         83,000,000.00      83,000,000.00            0.00     243,358.91       243,358.91    0.00     0.00       83,000,000.00
A4         63,847,000.00      63,847,000.00            0.00     193,426.72       193,426.72    0.00     0.00       63,847,000.00
M1         29,555,000.00      29,555,000.00            0.00      91,976.19        91,976.19    0.00     0.00       29,555,000.00
M2         26,484,000.00      26,484,000.00            0.00      82,617.76        82,617.76    0.00     0.00       26,484,000.00
M3         15,353,000.00      15,353,000.00            0.00      48,124.52        48,124.52    0.00     0.00       15,353,000.00
M4         14,585,000.00      14,585,000.00            0.00      46,811.07        46,811.07    0.00     0.00       14,585,000.00
M5         13,050,000.00      13,050,000.00            0.00      42,275.93        42,275.93    0.00     0.00       13,050,000.00
M6         12,283,000.00      12,283,000.00            0.00      40,343.94        40,343.94    0.00     0.00       12,283,000.00
B1         10,747,000.00      10,747,000.00            0.00      39,087.22        39,087.22    0.00     0.00       10,747,000.00
B2          9,980,000.00       9,980,000.00            0.00      37,420.36        37,420.36    0.00     0.00        9,980,000.00
B3          5,757,000.00       5,757,000.00            0.00      23,615.42        23,615.42    0.00     0.00        5,757,000.00
B4          7,677,000.00       7,677,000.00            0.00      41,279.50        41,279.50    0.00     0.00        7,677,000.00
P                 100.00             100.00            0.00     191,352.47       191,352.47    0.00     0.00              100.00
R                   0.00               0.00            0.00           0.00             0.00    0.00     0.00                0.00
TOTALS    750,000,100.00     750,000,100.00   10,811,439.09   2,433,327.94    13,244,767.03    0.00     0.00      739,188,660.91
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Notional                                                       Realized      Deferred     Notional
Class          Value       Balance          Principal          Interest       Total        Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
X          17,655,990.00      17,655,990.00            0.00   1,116,056.52     1,116,056.52    0.00     0.00       17,655,990.00
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    Current
                         Beginning                                                       Ending             Class      Pass-thru
Class     CUSIP         Principal          Principal       Interest       Total          Principal                   Rate (%)
-----------------------------------------------------------------------------------------------------------------------------------
A1      45071KCH5    1,000.00000000    16.05898168        2.90203500   18.96101667          983.94101832    A1       3.869380 %
A2      45071KBU7    1,000.00000000    30.15890933        2.83453499   32.99344432          969.84109067    A2       3.779380 %
A3      45071KBV5    1,000.00000000     0.00000000        2.93203506    2.93203506        1,000.00000000    A3       3.909380 %
A4      45071KBW3    1,000.00000000     0.00000000        3.02953498    3.02953498        1,000.00000000    A4       4.039380 %
M1      45071KBX1    1,000.00000000     0.00000000        3.11203485    3.11203485        1,000.00000000    M1       4.149380 %
M2      45071KBY9    1,000.00000000     0.00000000        3.11953481    3.11953481        1,000.00000000    M2       4.159380 %
M3      45071KBZ6    1,000.00000000     0.00000000        3.13453527    3.13453527        1,000.00000000    M3       4.179380 %
M4      45071KCA0    1,000.00000000     0.00000000        3.20953514    3.20953514        1,000.00000000    M4       4.279380 %
M5      45071KCB8    1,000.00000000     0.00000000        3.23953487    3.23953487        1,000.00000000    M5       4.319380 %
M6      45071KCC6    1,000.00000000     0.00000000        3.28453472    3.28453472        1,000.00000000    M6       4.379380 %
B1      45071KCD4    1,000.00000000     0.00000000        3.63703545    3.63703545        1,000.00000000    B1       4.849380 %
B2      45071KCE2    1,000.00000000     0.00000000        3.74953507    3.74953507        1,000.00000000    B2       4.999380 %
B3      45071KCF9    1,000.00000000     0.00000000        4.10203578    4.10203578        1,000.00000000    B3       5.469380 %
B4      45071KCG7    1,000.00000000     0.00000000        5.37703530    5.37703530        1,000.00000000    B4       5.832528 %
P         N/A        1,000.00000000     0.00000000              ####         #####        1,000.00000000    P        0.000000 %
TOTALS               1,000.00000000    14.41525020        3.24443682   17.65968702          985.58474980

----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    Current
                        Beginning                                                       Ending             Class      Pass-thru
Class     CUSIP         Notional          Principal       Interest       Total          Notional                     Rate (%)
-----------------------------------------------------------------------------------------------------------------------------------
X         N/A        1,000.00000000     0.00000000       63.21121161   63.21121161        1,000.00000000    X        0.000000 %
-----------------------------------------------------------------------------------------------------------------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.
                     --------------------------------------
                                 Belen Bautista
               JPMorgan Chase Bank, N.A. - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4497
                              Fax: (212) 623-5930
                        Email: Belen.Bautista@chase.com
                     ---------------------------------------

Subordinated Amount Reporting:
Sec. 4.03       Subordinated Amount                                                                        17,656,090.07
Sec. 4.03       Specified Subordinated Amount                                                              17,656,090.07
Sec. 4.03       Subordinated  Deficiency Amount                                                                     0.00
Sec. 4.03       Overcollateralization Release Amount                                                                0.00
Sec. 4.03       Monthly Excess Interest                                                                     1,123,753.77
Sec. 4.03       Monthly Excess Cash Flow Amount                                                             1,123,753.77
Sec. 4.03       Extra Principal Distribution Amount                                                                 0.00

Class A1 Insurance Certificate Detail:
Sec. 4.03       Class A1 Certificate Premium                                                                    8,840.92
Sec. 4.03       Class A1 Deficiency                                                                                 0.00
Sec. 4.03       Reimbursement Amount Paid in this distribution                                                      0.00
Sec. 4.03       Unpaid Reimbursement Amount                                                                         0.00

Expense Fees Detail:
Sec. 4.03       Securities Administrator and Master Servicer Fee                                                4,158.14
Sec. 4.03       Servicing Fee                                                                                 262,290.39

Advance Summary Detail:
Sec. 4.03       Current PI Advances                                                                         1,134,699.98
                                        Group 1                                                               276,078.33
                                        Group 2                                                               858,621.65

Sec. 4.03       Outstanding PI Advances                                                                             0.00
                                        Group 1                                                                     0.00
                                        Group 2                                                                     0.00

Collateral Summary Detail:
Sec. 4.03       Beginning Collateral Balance                                                              767,656,090.07
                                        Group 1                                                           269,854,687.45
                                        Group 2                                                           497,801,402.62

Sec. 4.03       Ending Collateral Balance                                                                 756,844,650.98
                                        Group 1                                                           266,447,260.60
                                        Group 2                                                           490,397,390.38

Sec. 4.03       Pre-Funded Amount Remaining                                                               138,159,159.48
                                        Group 1                                                            48,567,186.90
                                        Group 2                                                            89,591,972.58

Sec. 4.03       Total Beginning Number of Loans                                                                 3,094.00
                                        Group 1                                                                 1,547.00
                                        Group 2                                                                 1,547.00

Sec. 4.03       Total Ending Number of Loans                                                                    3,600.00
                                        Group 1                                                                 1,525.00
                                        Group 2                                                                 2,075.00

Sec. 4.03       Weighted Average Gross Mortgage Rate Entire Deal                                              6.135560 %
                Group 1 Gross Weighted Average Mortgage Rate                                                  6.091656 %
                Group 2 Gross Weighted Average Mortgage Rate                                                  6.159360 %

Sec. 4.03       Weighted Average Net Mortgage Rate Entire Deal                                                5.719048 %
                Group 1 Weighted Average Net Mortgage Rate                                                    5.675144 %
                Group 2 Weighted Average Net Mortgage Rate                                                    5.742848 %

Sec. 4.03       Weighted Average Term to Maturity Entire Deal                                                     350.65
                Group 1 Weighted Average Term to Maturity                                                         350.00
                Group 2 Weighted Average Term to Maturity                                                         351.00

Sec. 4.03       Loans Delinquent

                          Group 1
                                                                    Principal
                          Period                Number                Balance              Percentage
                         0-30 days                      19             1,815,084.78                  0.83 %
                         31-60 days                      7               980,406.92                  0.45 %
                         61-90 days                      0                     0.00                  0.00 %
                         91+days                         0                     0.00                  0.00 %
                         Total                      26                 2,795,491.70                  1.28 %

                          Group 2
                                                                    Principal
                          Period                Number                Balance              Percentage
                         0-30 days                      50             6,666,953.71                  1.66 %
                         31-60 days                     21             2,617,682.42                  0.65 %
                         61-90 days                      1                47,316.54                  0.01 %
                         91+days                         0                     0.00                  0.00 %
                          Total                         72             9,331,952.67                  2.32 %

                          Group Totals
                                                                    Principal
                          Period                Number                Balance              Percentage
                         0-30 days                      69             8,482,038.49                  1.37 %
                         31-60 days                     28             3,598,089.34                  0.58 %
                         61-90 days                      1                47,316.54                  0.01 %
                         91+days                         0                     0.00                  0.00 %
                          Total                         98            12,127,444.37                  1.96 %

                         Please Note: Delinquency Numbers Do Not Include Bankruptcies and Foreclosures

Sec. 4.03       Outstanding Balance of Sixty Plus Day Delinquent                                               47,316.54

Sec. 4.03       Loans in Foreclosure

                                        Group 1 Foreclosure Reporting:
                Number of Loans in Foreclosure 0 to 30 Days Delinquent                                              0.00
                Balance of Loans in Foreclosure 0 to 30 Days Delinquent                                             0.00
                Number of Loans in Foreclosure 31 to 60 Days Delinquent                                             0.00
                Balance of Loans in Foreclosure 31 to 60 Days Delinquent                                            0.00
                Number of Loans in Foreclosure 61 to 90 Days Delinquent                                             0.00
                Balance of Loans in Foreclosure 61 to 90 Days Delinquent                                            0.00
                Number of Loans in Foreclosure 91+ Days Delinquent                                                  0.00
                Balance of Loans in Foreclosure 91+ Days Delinquent                                                 0.00
                                        Group 2 Foreclosure Reporting:
                Number of Loans in Foreclosure 0 to 30 Days Delinquent                                              0.00
                Balance of Loans in Foreclosure 0 to 30 Days Delinquent                                             0.00
                Number of Loans in Foreclosure 31 to 60 Days Delinquent                                             0.00
                Balance of Loans in Foreclosure 31 to 60 Days Delinquent                                            0.00
                Number of Loans in Foreclosure 61 to 90 Days Delinquent                                             0.00
                Balance of Loans in Foreclosure 61 to 90 Days Delinquent                                            0.00
                Number of Loans in Foreclosure 91+ Days Delinquent                                                  0.00
                Balance of Loans in Foreclosure 91+ Days Delinquent                                                 0.00

                Foreclosure By Group

                               Group Number     Number of Loans    Principal Balance       Percentage

                                     1               0                   0.00                    0.00%
                                     2               0                   0.00                    0.00%
                                Total                0                   0.00                    0.00%

                Loan Level Foreclosure - Schedule

                Group    Loan Number     Foreclosure     Scheduled       Current Note    Original    Original LTV   Loan
                Number                      Date       Principal Balance    Rate      Stated Term     Ration (%)   Origination Date
                                                                0.00       .0000                0       0.00
Sec. 4.03       Loans in Bankruptcy

                                        Group 1 Bankruptcy Reporting:
                Number of Loans in Bankruptcy 0 to 30 Days Delinquent                                                    0.00
                Balance of Loans in Bankruptcy 0 to 30 Days Delinquent                                                   0.00
                Number of Loans in Bankruptcy 31 to 60 Days Delinquent                                                   0.00
                Balance of Loans in Bankruptcy 31 to 60 Days Delinquent                                                  0.00
                Number of Loans in Bankruptcy 61 to 90 Days Delinquent                                                   0.00
                Balance of Loans in Bankruptcy 61 to 90 Days Delinquent                                                  0.00
                Number of Loans in Bankruptcy 91+ Days Delinquent                                                        0.00
                Balance of Loans in Bankruptcy 91+ Days Delinquent                                                       0.00

                                        Group 2 Bankruptcy Reporting:
                Number of Loans in Bankruptcy 0 to 30 Days Delinquent                                                    0.00
                Balance of Loans in Bankruptcy 0 to 30 Days Delinquent                                                   0.00
                Number of Loans in Bankruptcy 31 to 60 Days Delinquent                                                   0.00
                Balance of Loans in Bankruptcy 31 to 60 Days Delinquent                                                  0.00
                Number of Loans in Bankruptcy 61 to 90 Days Delinquent                                                   0.00
                Balance of Loans in Bankruptcy 61 to 90 Days Delinquent                                                  0.00
                Number of Loans in Bankruptcy 91+ Days Delinquent                                                        0.00
                Balance of Loans in Bankruptcy 91+ Days Delinquent                                                       0.00

                Bankruptcy By Group

                               Group Number     Number of Loans    Principal Balance       Percentage

                                     1               0                   0.00                    0.00%
                                     2               0                   0.00                    0.00%
                                Total                0                   0.00                    0.00%

                Loan Level Bankruptcy  - Schedule

                Group    Loan Number     Bankruptcy     Scheduled       Current Note    Original    Original LTV   Loan
                Number                      Date       Principal Balance    Rate      Stated Term     Ration (%)   Origination Date



Sec. 4.03       Loans in REO

                REO By Group

                               Group Number     Number of Loans    Principal Balance       Percentage

                                     1               0                   0.00                    0.00%
                                     2               0                   0.00                    0.00%
                                Total                0                   0.00                    0.00%

                Loan Level REO - Schedule

                Group    Loan Number     REO      Scheduled
                Number                   Date    Principal Balance
                                                        0.00

Sec. 4.03       REO Book Value
                Group 1                                                                                                  0.00
                Group 2                                                                                                  0.00

Collections Summary:
                Principal Funds:
                                        Scheduled Principal Payments (Total)                                       335,325.69
                                                              Group 1                                              139,620.05
                                                              Group 2                                              195,705.64

                                        Principal Prepayments (Total)                                           10,431,083.51
                                                              Group 1                                            3,242,176.91
                                                              Group 2                                            7,188,906.60

                                        Curtailments (Total)                                                        44,784.57
                                                              Group 1                                               25,482.51
                                                              Group 2                                               19,302.06

                                        Curtailment Interest Adjustments (Total)                                       245.32
                                                              Group 1                                                  147.38
                                                              Group 2                                                   97.94

                                        Repurchase Principal (Total)                                                     0.00
                                                              Group 1                                                    0.00
                                                              Group 2                                                    0.00

                                        Substitution Amounts (Total)                                                     0.00
                                                              Group 1                                                    0.00
                                                              Group 2                                                    0.00

                                        Net Liquidation Proceeds (Total)                                                 0.00
                                                              Group 1                                                    0.00
                                                              Group 2                                                    0.00

                                        Other Principal Adjustments (Total)                                              0.00
                                                              Group 1                                                    0.00
                                                              Group 2                                                    0.00
                Interest Funds:

                                        Gross Interest                                                           3,925,000.13
                                                              Group 1                                            1,369,884.92
                                                              Group 2                                            2,555,115.21

                                        Servicing Fees                                                             262,290.39
                                                              Group 1                                               92,203.13
                                                              Group 2                                              170,087.26

                                        Securities Administrator and Master Servicer Fee                             4,158.14
                                                              Group 1                                                1,461.71
                                                              Group 2                                                2,696.42

                Prepayment Penalties:
                                    Number of Loans Prepaid with Respect to which Prepayment Penalties were Collected             32
                                                          Group 1                                                                 16
                                                          Group 2                                                                 16

                                    Balance of Loans Prepaid with Respect to which Prepayment Penalties were Collected  6,002,391.95
                                                          Group 1                                                       2,483,104.30
                                                          Group 2                                                       3,519,287.65

                                    Amount of Prepayment Penalties Collected                                              191,352.47
                                                          Group 1                                                          86,108.40
                                                          Group 2                                                         105,244.07

                              Principal Payoffs by Group Occured in this distribution

                                        Group Number    Number of Loans     Principal
                                                                            Balance         Percentage
                                                1               22       3,242,176.91           1.49%
                                                2               28       7,188,906.60           1.79%
                                          Total                 50      10,431,083.51           1.69%

                Prepayment Rate Calculations
                Constant Prepayment Rate (CPR)
                                        Group 1 - One Month CPR                                                       16.359468 %
                                        Group 1 - Three Month Average CPR                                             16.359468 %

                                        Group 2 - One Month CPR                                                        9.198617 %
                                        Group 2 - Three Month Average CPR                                              9.198617 %

                Total Constant Prepayment Rate (CPR)
                                        One Month CPR                                                                  6.057689 %
                                        Three Month Average CPR                                                        6.057689 %

                Loss Detail:


                     Realized Loss by Group

                Group Number    Current Loss    Cumulative Loss   Ending Balance        Balance of      Net Liquidation
                                                                                    Liquidated Loans    Proceeds
                        1       0.00            0.00             217,880,073.73         0.00                    0.00
                        2       0.00            0.00             400,805,417.80         0.00                    0.00
                    Total       0.00            0.00             618,685,491.50         0.00                    0.00

                Group 1 Loss Reporting:
                Number of Loans Liquidated                                                                                   0.00
                Current Realized Losses Incurred                                                                             0.00
                Net Liquidation Proceeds                                                                                     0.00
                Loss Severity                                                                                          0.000000 %
                Total Loss Reporting:

                Group 2 Loss Reporting:
                Number of Loans Liquidated                                                                                   0.00
                Current Realized Losses Incurred                                                                             0.00
                Net Liquidation Proceeds                                                                                     0.00
                Loss Severity                                                                                          0.000000 %

                Cumulative Number of Loans Liquidated                                                                        0.00
                Cumulative Realized Losses Incurred                                                                          0.00
                Cumulative Net Liquidation Proceeds                                                                          0.00
                Cumulative Loss Percentage Since Cut-Off                                                               0.000000 %

                        Note: Losses include Subsequent Adjustments to loans liquidated in Prior Periods

                Default Rates
                MDR (Monthly Default Rate)
                Current MDR                                                                                            0.000000 %
                3 Month Average MDR                                                                                    0.000000 %
                12 Month Average MDR                                                                                   0.000000 %
                Cummulative MDR                                                                                        0.000000 %
                Average MDR Since Cut-Off                                                                              0.000000 %

                CDR (Conditional Default Rate)
                Current Conditional Default Rate                                                                       0.000000 %
                3 Month Average CDR                                                                                    0.000000 %
                12 Month Average CDR                                                                                   0.000000 %
                Cummulative CDR                                                                                        0.000000 %
                Average CDR Since Cut-Off                                                                              0.000000 %

Sec. 4.03       Unpaid And Applied Realized Loss Amounts
                Class M1 Unpaid Realized Loss Amount                                                                         0.00
                Class M1 Applied Realized Loss Amount                                                                        0.00
                Class M2 Unpaid Realized Loss Amount                                                                         0.00
                Class M2 Applied Realized Loss Amount                                                                        0.00
                Class M3 Unpaid Realized Loss Amount                                                                         0.00
                Class M3 Applied Realized Loss Amount                                                                        0.00
                Class M4 Unpaid Realized Loss Amount                                                                         0.00
                Class M4 Applied Realized Loss Amount                                                                        0.00
                Class M5 Unpaid Realized Loss Amount                                                                         0.00
                Class M5 Applied Realized Loss Amount                                                                        0.00
                Class M6 Unpaid Realized Loss Amount                                                                         0.00
                Class M6 Applied Realized Loss Amount                                                                        0.00
                Class B1 Unpaid Realized Loss Amount                                                                         0.00
                Class B1 Applied Realized Loss Amount                                                                        0.00
                Class B2 Unpaid Realized Loss Amount                                                                         0.00
                Class B2 Applied Realized Loss Amount                                                                        0.00
                Class B3 Unpaid Realized Loss Amount                                                                         0.00
                Class B3 Applied Realized Loss Amount                                                                        0.00
                Class B4 Unpaid Realized Loss Amount                                                                         0.00
                Class B4 Applied Realized Loss Amount                                                                        0.00

Sec. 4.03       Unpaid Interest
                Class A1 Unpaid Interest Shortfall                                                                           0.00
                Class A2 Unpaid Interest Shortfall                                                                           0.00
                Class A3 Unpaid Interest Shortfall                                                                           0.00
                Class A4 Unpaid Interest Shortfall                                                                           0.00
                Class M1 Unpaid Interest Shortfall                                                                           0.00
                Class M2 Unpaid Interest Shortfall                                                                           0.00
                Class M3 Unpaid Interest Shortfall                                                                           0.00
                Class M4 Unpaid Interest Shortfall                                                                           0.00
                Class M5 Unpaid Interest Shortfall                                                                           0.00
                Class M6 Unpaid Interest Shortfall                                                                           0.00
                Class B1  Unpaid Interest Shortfall                                                                          0.00
                Class B2  Unpaid Interest Shortfall                                                                          0.00
                Class B3  Unpaid Interest Shortfall                                                                          0.00
                Class B4  Unpaid Interest Shortfall                                                                          0.00
                Class X Unpaid Interest Shortfall                                                                            0.00

Sec. 4.03       Current Period Relief Act/ Prepayment Interest Shortfalls                                                    0.00

                Class A1 Interest Reduction                                                                                  0.00
                Class A2 Interest Reduction                                                                                  0.00
                Class A3 Interest Reduction                                                                                  0.00
                Class A4 Interest Reduction                                                                                  0.00
                Class M1  Interest Reduction                                                                                 0.00
                Class M2 Interest Reduction                                                                                  0.00
                Class M3 Interest Reduction                                                                                  0.00
                Class M4  Interest Reduction                                                                                 0.00
                Class M5 Interest Reduction                                                                                  0.00
                Class B1  Interest Reduction                                                                                 0.00
                Class M6 Interest Reduction                                                                                  0.00
                Class B3  Interest Reduction                                                                                 0.00
                Class B4  Interest Reduction                                                                                 0.00
                Class X  Interest Reduction                                                                                  0.00

                Trigger Event                                                                                                  NO
                TEST I - Trigger Event Occurrence                                                                              NO
                (Is 3 Month Rolling Delinquency Percentage > 38% of of Senior Enhancement Percetage ?)
                Delinquency Percentage                                                                                  0.00765 %
                38% of of Senior Enhancement Percetage                                                                  8.19036 %
                OR
                TEST II - Trigger Event Occurrence                                                                             NO
                (Are Cumulative Realized Losses as % of Original Loan Bal > Required Cumulative Loss % ?)
                Cumulative Realized Losses as % of Original Loan Bal                                                    0.00000 %
                Required Cumulative Loss %                                                                              0.00000 %

Sec. 4.03       Available Funds
                Available Funds                                                                                     14,661,343.16
                Interest Remittance Amount                                                                           3,849,904.07
                Principal Remittance Amount                                                                         10,811,439.09


Class X Distributable Amount                                                                                         1,116,056.52

Subsequent Recoveries                                                                                                        0.00

Basis Risk Shortfalls
                Class A1 Aggregate Basis Risk Shortfall                                                                      0.00
                Class A2 Aggregate Basis Risk Shortfall                                                                      0.00
                Class A3 Aggregate Basis Risk Shortfall                                                                      0.00
                Class A4 Aggregate Basis Risk Shortfall                                                                      0.00
                Class M1 Aggregate Basis Risk Shortfall                                                                      0.00
                Class M2 Aggregate Basis Risk Shortfall                                                                      0.00
                Class M3 Aggregate Basis Risk Shortfall                                                                      0.00
                Class M4 Aggregate Basis Risk Shortfall                                                                      0.00
                Class M5 Aggregate Basis Risk Shortfall                                                                      0.00
                Class M6 Aggregate Basis Risk Shortfall                                                                      0.00
                Class B1 Aggregate Basis Risk Shortfall                                                                      0.00
                Class B2 Aggregate Basis Risk Shortfall                                                                      0.00
                Class B3 Aggregate Basis Risk Shortfall                                                                      0.00
                Class B4 Aggregate Basis Risk Shortfall                                                                  7,697.26

Basis Risk Shortfalls Repaid this Period
                Class A1 Basis Risk Shortfalls Repaid this Period this Period                                                0.00
                Class A2 Basis Risk Shortfalls Repaid this Period                                                            0.00
                Class A3 Basis Risk Shortfalls Repaid this Period                                                            0.00
                Class A4 Basis Risk Shortfalls Repaid this Period                                                            0.00
                Class M1 Basis Risk Shortfalls Repaid this Period                                                            0.00
                Class M2 Basis Risk Shortfalls Repaid this Period                                                            0.00
                Class M3 Basis Risk Shortfalls Repaid this Period                                                            0.00
                Class M4 Basis Risk Shortfalls Repaid this Period                                                            0.00
                Class M5 Basis Risk Shortfalls Repaid this Period                                                            0.00
                Class M6 Basis Risk Shortfalls Repaid this Period                                                            0.00
                Class B1 Basis Risk Shortfalls Repaid this Period                                                            0.00
                Class B1 Basis Risk Shortfalls Repaid this Period                                                            0.00
                Class B3 Basis Risk Shortfalls Repaid this Period                                                            0.00
                Class B4 Basis Risk Shortfalls Repaid this Period                                                        7,697.26

Excess Reserve Fund Account                                                                                                  0.00

Swap Account:
                Net Swap Payment Due                                                                                   291,678.71
                Net Swap Payment Paid                                                                                  291,678.71
                Net Swap Receipt Due                                                                                         0.00

                Beginning Balance                                                                                            0.00
                Additions to the Swap Account                                                                          291,678.71
                Withdrawals from the Swap Account                                                                      291,678.71
                Ending Balance                                                                                               0.00


Capitalized Interest Account:
                Beginning Balance                                                                                          100.00
                Additions to the Swap Account                                                                                0.00
                Withdrawals from the Swap Account                                                                            0.00
                Ending Balance                                                                                             100.00


Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.
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